Exhibit 99.2

CIT Fourth Quarter 2012 Financial Results January 29, 2013

Important Notices This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "commence," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in refining and implementing its strategy and business plan, the risk that CIT is unable to react to and address key business and regulatory issues, the risk that CIT is delayed in transitioning certain business platforms to CIT Bank and may not succeed in developing a stable, long-term source of funding, and the risk that CIT continues to be subject to liquidity constraints and higher funding costs. Further, there is a risk that the valuations resulting from our fresh start accounting analysis, which are inherently uncertain, will differ significantly from the actual values realized, due to the complexity of the valuation process, the degree of judgment required, and changes in market conditions and economic environment. We describe these and other risks that could affect our results in Item 1A, "Risk Factors," of our latest Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the period ended September 30, 2012, which were filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law. This presentation is to be used solely as part of CIT management's continuing investor communications program. This presentation shall not constitute an offer or solicitation in connection with any securities.

Performance Highlights & Trends At or For the Period Ended 4Q12 3Q12 2Q12 1Q12 4Q11 FY12 FY11 Per Diluted Share Net Income $1.03 ($1.49) ($0.36) ($2.13) $0.18 ($2.95) $0.07 Book Value $41.49 $40.37 $41.79 $42.17 $44.27 $41.49 $44.27 Tangible Book Value $39.61 $38.47 $39.86 $40.19 $42.23 $39.61 $42.23 Profitability Metrics as a % of AEA Net Finance Margin 3.86% -1.60% 1.13% -4.25% 1.09% -0.24% 1.53% Economic Net Finance Margin (1) 3.63% 2.95% 3.09% 2.14% 2.02% 2.95% 1.60% Provision for Credit Losses 0.00% 0.00% 0.11% 0.51% 0.19% 0.16% 0.78% Non Spread Revenue 2.12% 1.07% 1.72% 3.09% 2.44% 2.01% 2.77% Core Non Spread Revenue (2) 1.18% 1.07% 0.92% 0.89% 0.89% 1.02% 1.10% Operating Expenses 2.87% 2.92% 2.81% 2.71% 2.63% 2.82% 2.61% Pre-tax Income 3.11% -3.65% -0.33% -4.66% 0.84% -1.40% 0.52% Net Charge-offs (% of AFR) 0.34% 0.36% 0.33% 0.44% 0.44% 0.37% 1.16% Non-accrual Loans (% of FR) 1.59% 2.02% 2.26% 2.35% 3.53% 1.59% 3.53% Total Capital Ratio (3) 17.0% 17.5% 18.9% 18.5% 19.7% 17.0% 19.7% Tier 1 Capital Ratio (3) 16.2% 16.7% 18.0% 17.6% 18.8% 16.2% 18.8% (1) charges and debt TRS 4Q12 Earnings Call 2 Excluding net FSA accretion debt redemption accelerated OID on extinguishment related to the facility. (2) Core Non Spread Revenue includes Factoring Commissions, Fee Income and Gain on Sales of Leasing Equipment. (3) December 31, 2012 capital ratios are preliminary.

Portfolio Trends ($ Billions) 30.0% 45 0 50.0 Total Assets Assets 45.3 44.3 42 9 43.7 44.0 9.0 9.6 10.0 11.6 12.2 15.0% 20.0% 25.0% 25.0 30.0 35.0 40.0 45.0 Assets % to Total A 42.9 36.4 34.7 32.9 32.1 31.8 0.0% 5.0% 10.0% 0.0 5.0 10.0 15.0 20.0 Total CIT Bank Assets Commercial Funded and Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 All Other Assets CIT Bank Assets CIT Bank Assets % of Total Assets CIT Volume* Financing and Leasing Assets 0 8 2 5 3.0 3.5 25 0 30.0 35.0 2.9 2 4 sets e 3.1 0.6 0.3 2 0 1.2 0.8 0.6 0.6 0.8 1 0 1.5 2.0 2.5 10 0 15.0 20.0 25.0 2.0 2.4 2.2 Commercial Ass Funded Volume 0.3 0.2 1.1 1.2 1.5 1.4 2.0 0.0 0.5 1.0 0.0 5.0 10.0 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 3 * Excludes Factoring Volume 4Q12 Earnings Call Bank All Other Aircraft Deliveries Commercial Portfolio

Asset Quality ($ Millions) 702 1.0% 700 800 FR Non-accrual Loans & Net Charge-offs Net Charge-offs % to AFR 482 455 412 332 0 4% 0.6% 0.8% 300 400 500 600 0.0% 0.2% 0.4% 0 100 200 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Net Charge Losses 408 420 414 398 379 2.0% 2.5% 3.0% 300 350 400 450 500 Loan Losses Commercial FR Loan Losses Allowance for Loan 0.5% 1.0% 1.5% 50 100 150 200 250 Allowance for Loan Losses Allowance for 0 0.0% Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Allowance for Loan Losses % to Commercial FR

Net Finance Margin (1,2) "Economic" Net Finance Margin 4.00% 2.02% 2.14% 3.09% 2.95% 2.00% 2.50% 3.00% 3.50% 3.63% 0.50% 1.00% 1.50% GAAP NFM 1.09% -4.25% 1.13% -1.60% 3.86% 0.00% Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Net Finance Margin was 3.86% in the fourth quarter, improved from 1.09% in the prior-year quarter and -1.60% in the prior quarter. Excluding net FSA accretion, debt redemption charges, and accelerated original issue discount (OID) on debt extinguishment related to the total return swap facility (TRS), NFM was 3.63%, improved from 2.02% in the year-ago quarter and 2.95% in the prior quarter. (1) Net finance margin equals net interest income plus rent on operating leases minus depreciation as a percentage of average earning assets (2) impacts charges and debt These improvements were driven primarily by lower funding costs, and the reduction of low yielding assets. 4Q12 Earnings Call 5 Economic net finance margin excludes FSA impacts, impacts from debt redemption accelerated OID on extinguishments related to the TRS facility. Economic net finance margin is a non-GAAP measure; please see the Non-GAAP disclosures in our fourth quarter press release for a reconciliation of GAAP to non-GAAP measures.

Non Spread Revenue Non Spread Revenue Item Volume and Commission Rates Fee Income Portfolio Growth and Market Pricing (1) Core Non Spread Revenue includes Factoring Commissions, Fee Income and Gain on Sales of Leasing Equipment (2) are nature sales counterparty receivable accretion Gains on Sale of Leasing Equipment Residual Realization and Portfolio Management 6 6 All other includes restructuring related items or items that episodic in including: Gain on loan and portfolio sales, accretion, recoveries of loans charged off pre-emergence and loans charged off prior to transfer to held for sale, gain on investment sales, (losses) gains on derivatives and foreign currency exchange, impairment on assets held for sale and other revenues. 300 ($ Millions) 0 89% 0.89% 0.92% 1.07% 1.18% 1 00% 1.50% 2.00% 150 250 200 s % of AEA d Revenue 0.89% 0.50% 1.00% 100 Core NSR a Non Spread - 0.00% 50 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Factoring Commissions Fee Income Gains on sales of leasing equipment All Other Core NSR as % of AEA